FORM 8-K  1
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                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                                 WASHINGTON, DC 20549

                                    FORM  8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date  of  Report  (Date of earliest reported)        January 18, 2002
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                           USA VIDEO INTERACTIVE CORP.
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             (Exact name of registrant as specified in its chapter)

             WYOMING                    0-29651              06-15763-91
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  (State or other jurisdiction        (Commission           (IRS Employer
        of incorporation              File Number)        Identification No.)


               70 ESSEX STREET, MYSTIC, CONNECTICUT                     06355
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             (Address of principal executive offices)                 (Zip Code)

                                 (800) 625-2200
               Registrant's telephone number, including area code

                                 Not Applicable
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          (Former name or former address, if changed since last report)



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                                                                     FORM 8-K  2
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ITEM  5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

On January 18, 2002 the Registrant announced that it has signed a strategic sales and marketing agreement with eDirect, Inc. (www.edirect.com), the nation's
                                                  ---------------
largest  owner  of  opt-in  email  names.

ITEM  7.  FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit  99.1     News Release dated January 18, 2002



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              USA  VIDEO  INTERACTIVE  CORP.


Date:  January 18, 2002                  By:  /s/  Anton J. Drescher
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                                              ANTON J. DRESCHER,
                                              CORPORATE SECRETARY


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